Exhibit 10.5.1

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the “First Amendment”), is made and entered into as of the 20TH day of May, 1991, by and between ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership (the “Landlord”) and ARTHUR J. GALLAGHER & CO., a Delaware corporation (the “Tenant”).

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of July 26, 1989 (the “Lease”) for certain demised premises to be constructed in the Village of Itasca, Illinois, as more particularly described therein; and

WHEREAS, Landlord and Tenant wish to modify and amend certain terms and conditions contained in the Lease concerning Tenant’s rights with respect to Pre-occupancy Expansion Space and Expansion Space (all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to said terms in the Lease) and wish to confirm delivery to Landlord of a Pre-occupancy Expansion Notice with respect to certain Pre-occupancy Expansion Space; and

WHEREAS, Landlord and Tenant wish to acknowledge Tenant’s waiver of certain option rights with respect to certain Available Space, all as more fully set forth herein; and

WHEREAS, Landlord and Tenant wish to confirm their agreement to modify certain provisions regarding assignment of the Lease and the Buildout Allowance, all as more fully set forth herein; and

WHEREAS, Landlord and Tenant wish to acknowledge Tenant’s decision not to deliver an Exercise Notice pursuant to Paragraph 39 with respect to the lease of certain space located on the second floor of the Building to Cincinnati Bell Information Systems, Inc. (“CBIS”) and to modify certain provisions regarding Building Identity and signage, all as more fully set forth herein; and

WHEREAS, Landlord wishes to demise and lease to Tenant and Tenant wishes to accept and lease from Landlord certain Storage Space (as hereinafter defined) on the terms and conditions set forth herein; and

WHEREAS, Landlord and Tenant wish to restate, confirm and recalculate Tenant’s Proportionate Share, Base Rent, Additional Rent, the rentable square footage of the Leased Premises and the Commencement Date, all as contemplated by Paragraph 40 of the Lease.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby mutually agree to amend the Lease as follows:

1. (a) This First Amendment shall confirm Tenant’s timely delivery of a Pre-occupancy Expansion Notice with respect to the entire 20th floor of the Building, containing 20,439 rentable square feet, which additional space shall be deemed to be a part of the Leased Premises pursuant to the terms and conditions of Paragraph 36 of the Lease.

(b) Landlord and Tenant hereby confirm that all remaining Pre-Occupancy Expansion Options have expired without having been exercised, and Tenant hereby waives any and all rights it has to any additional Pre-occupancy Expansion Space.

(c) Paragraph 1 of the Lease is hereby amended to include 20th floor in the definition of Leased Premises.

(d) Subparagraph 3B is hereby amended by (i) deleting the figure “184,127 square feet” and inserting the figure “205,020 square feet” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “37.87%” and inserting Tenant’s Proportionate Share of “42.096%” in lieu thereof.

2. The introductory paragraph of subparagraph 37A is hereby deleted in its entirety and the following inserted in lieu thereof:

“A. Provided that there does not then exist an Event of Default hereunder with respect to (i) a breach of any material non-monetary obligation hereunder, (ii) a breach of any monetary obligation of Tenant hereunder in excess of Twenty-Five Thousand Dollars ($25,000.00), or (iii) a breach of Tenant’s obligations to pay any Base Rent due hereunder, then Tenant shall have the option to expand the Leased Premises by a total of up to an aggregate of five (5) floors in the Building, comprised of two (2) floors located in the low rise portion of the Building (including, in all cases, the 7th floor) and three (3) floors located in the high rise portion of the Building, in increments of up to an aggregate of two (2) floors per option (consisting of one (1) floor located in the high rise portion of the Building, and one (1) floor located in the low rise portion of the Building if Tenant has not theretofore exercised its options hereunder with respect to both of the two (2) floors of Expansion Space [as hereinafter defined] located in the low rise portion of the Building, either such floor being an “Eligible Floor”), exercisable by delivering written notice to Landlord (an “Intent to Expand Notice”) specifying whether Tenant is exercising this option with respect to one or both Eligible Floors (if there are, at the time, two Eligible Floors remaining in the option) not less than sixteen (16) months prior to any one or more of: (a) the fourth (4th) anniversary (the “First Expansion Option”), (b) the sixth anniversary (the “Second Expansion Option”), and (c) the eleventh (11th) anniversary (the “Third Expansion Option”) of the Commencement Date (any such anniversary, the “Effective Date”) subject to the following terms, conditions and limitations:”

3. Subparagraph 35A is hereby amended by deleting the phrase “Forty-Five and 90/100 Dollars ($45.90)” in the third line and inserting the phrase “Forty-Five and No/100 Dollars ($45.00)” in lieu thereof.

4. Landlord and Tenant hereby acknowledge and confirm that Tenant has determined not to deliver an Exercise Notice with respect to the Available Space located on the second floor of the Building in connection with Landlord’s lease thereof to CBIS.

5. Pursuant to Paragraph 40 of the Lease, Landlord and Tenant hereby confirms that, as of the date hereof, the following terms are as follows:

A. Commencement Date:	March 1, 1991;

B. Tenant’s Proportionate Share:	42.096%;

C. Base Rent:	$260,546.25 per month;

D. rentable square footage of Premises:	205,020 square feet;

E. rentable square footage of Building:	487,027 square feet.

6. Paragraph 47 is hereby amended by adding the following provisions:

“ A. The mahogany panels in the second level lobby of Building will remain in place and in the configuration and appearance existing as of the date of this First Amendment for the full term of this Lease, except for the two panels which will be removed in connection with leasing of second floor space to CBIS, as shown on Exhibit A attached hereto.

B. No signage identifying or referring to any tenants of the Building will appear in the second level lobby, except for the signage and identification in favor of Tenant that is contemplated by this Lease, and except for the identification of CBIS that will appear in the same location as Tenant’s signage at the entry to the elevator banks, and except for the Building directory.

C. CBIS, in its design and use of its second level space, will be entitled to have its name or other identification etched in the glass entry doors to its second level space, but will not have other signage or identification in connection with that space.

D. Tenant and Landlord will mutually agree on the design and appearance of the security desk in the second level lobby, and the presentation and readability of the name “Gallagher Centre” that appears on that desk. Tenant and Landlord will each act reasonably and in good faith on reaching those agreements.”

7. Subparagraph 42B is hereby amended by inserting the following sentence after the last line thereof:

“Notwithstanding anything to the contrary contained in this Subparagraph 42B, in the event that any such assignee has a net worth as determined by GAAP immediately after such assignment which is equal to or greater than the higher of (x) Tenant’s net worth as determined by GAAP immediately prior to such assignment or (y) Tenant’s net worth as determined by GAAP as of the date of this Lease, then provided that such assignee assumes in an instrument acceptable to Landlord, direct and primary responsibility and liability for the payment of all Rent due and the performance of all obligations of Tenant hereunder from and after the date of such assignment. Tenant shall be released from all such liability and obligations.”

8. Paragraph 68 is hereby amended by adding the following subparagraphs:

“H. Landlord and Tenant hereby acknowledge that, in accordance with the provisions of Paragraph 46 hereof,

Landlord has employed Concrete Structures of the Midwest, Inc. (“Concrete Structures”), the general contractor constructing the Building, to perform Tenant’s Work with respect to the initial Leased Premises.

I. Notwithstanding anything to the contrary contained in the Workletter, the Costs of Tenant’s Work with respect to the initial Leased Premises shall not include Landlord’s Supervision Fee or construction interest on included dollars, but shall specifically include the following items:

(1) Any amount of the Two Hundred Fifty Thousand Dollar ($250,000) bonus which may be payable to Concrete Structures pursuant to Landlord’s contract with Concrete Structures dated August 28, 1990 (the “TI Contract”) as a result of Concrete Structures’ substantial completion of Tenant’s Work in accordance with the terms and provisions of the TI Contract on or prior to March 1, 1991, as such date may be extended pursuant to the TI Contract; and

(2) Any fees in excess of Thirty Thousand Dollars ($30,000), which may be due and owing Landlord’s construction manager, Construction Business Associates, Ltd., (“CBA”) for CBA’s services in connection with Tenant’s Work. The first Thirty Thousand Dollars ($30,000) of CBA’s fees shall be paid by Landlord and shall not be a portion of the Costs of Tenant’s Work.

9. New Paragraph 71 is hereby inserted as follows:

71. Storage Space.

A. Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord during the Term, certain storage space located on the 26th floor of the Building containing six hundred thirty-one (631) square feet, as outlined on Exhibit B attached hereto and made a part hereof (the “Storage Space”). Except as specifically set forth in this Paragraph 71, all terms and conditions of this Lease shall apply to the Storage Space as if the Storage Space were part of the Leased Premises, and all references to the Leased Premises contained herein, shall, where applicable, be deemed to be references to the Lease Premises and the Storage Space.

B. In addition to Base Rent, Tenant shall pay to Landlord as Additional Rent hereunder, rental for the Storage Space (the “Storage Space Rental”) in an amount equal to five hundred seventy-eight dollars and 42/100 ($578.42) per month (equivalent to an annual rate of $11.00 per square foot of such Storage Space). The Storage Space Rental shall be increased by an amount equal to three percent (3%) of the then Storage Space Rental on each anniversary of the Commencement Date during the Term and such increased Storage Space Rental shall then be the Storage Space Rental for the next succeeding year of the Term. The Storage Space

Rental set forth in this Paragraph 71B includes all Taxes and Operating Expenses with respect to the Storage Space and Tenant’s Proportionate Share of Taxes and Operating Expenses shall not be adjusted to include any such amounts which would otherwise be allocable to the Storage Space.

C. The Storage Space shall be used by Tenant solely for the storage of papers, files, records and other office materials used in connection with the conduct of Tenant’s business from the Leased Premises and for no other purpose whatsoever. Tenant covenants and agrees to maintain the Storage Space in a clean and orderly condition and to maintain, at all times, clear aisles between the items stored by Tenant in the Storage Space with minimum widths of three feet (3’), sufficient to allow Landlord access to the Building equipment located in the Storage Space. In connection therewith, Landlord shall at all times retain pass keys to the Storage Space and shall make reasonable efforts, but shall have no obligation, to notify Tenant prior to Landlord’s entry into the Storage Space.

D. Tenant agrees that it will repair promptly, at its own expense, any damage to the Storage Space caused by bringing into the Storage Space any property for Tenant’s use or storage, or by the removal of such property, or by the negligence of Tenant or Tenant’s employees, and that it will surrender the Storage Space at the expiration of the Term in as good condition as when received, reasonable wear and tear and damage by fire or other current casualty excepted broom clean and free of all debris.

E. Landlord shall construct the Storage Space pursuant to plans and specifications approved by Tenant. Tenant shall pay any and all costs incurred with respect to the preparation and approval of such plans and specifications as well as the construction of the Storage Space; provided, however, that Landlord shall credit against the Storage Space Rental next due and owing hereunder any such amounts so paid by Tenant, not to exceed, in the aggregate, one thousand seven hundred and sixty dollars ($1,760.00).

F. Tenant shall have the right from time to time to terminate the lease for all or any of the three portions of Storage Space set forth in this Paragraph 71 at any time after the third (3rd) anniversary of the Commencement Date by giving Landlord written notice of its intent to so terminate no later than ninety (90) days prior to the effective date of such termination. In the event of such termination, Tenant shall pay to Landlord, together with the giving of such notice, an amount equal to the then unamortized portion of the sum of the commission paid by Landlord to L.J. Sheridan & Co. and Landlord’s in-house commission in connection with the lease of this Storage Space. Landlord and Tenant hereby agree that for the purpose of calculating such payment, said commission shall be allocated pro-rata on a square footage basis to each portion of the Storage Space and amortized evenly over a fifteen (15) year period commencing on the Commencement Date.

10. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first set forth above.

LANDLORD:

ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership

By:	GREAT LAKES-CHICAGO OFFICE III, INC., a Texas corporation, its general partner

By:
		Its:	VP

TENANT:

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:
	Its:	President

EXHIBIT A

EXHIBIT B

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Second Amendment”) is made as of this 13th day of November, 1991, by and between ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership (“Landlord”) and ARTHUR J. GALLAGHER & CO., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991 (as so amended, the “Lease”), whereby Landlord demised and leased to Tenant certain space (the “Leased Premises”) in the building known as Two Pierce Place, Itasca, Illinois (the “Building”), which space is more particularly described in the Lease. All capitalized terms not otherwise defined in this Second Amendment shall have the same meaning ascribed to such terms in the Lease;

WHEREAS, Tenant desires to add to the Leased Premises certain additional space located on the ground floor of the Building for use as a smoking lounge for Tenant’s employees;

WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth; and

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree to amend the Lease as follows:

1. The foregoing recitals are incorporated in this Amendment as if fully set forth herein.

2. Effective on the earlier of December 1, 1991 or the date Tenant takes occupancy of the Smoking Lounge (as hereinafter defined), Subparagraph 3B is hereby amended by (i) deleting the figure “205,020 square feet” and inserting the figure “205,627 square feet” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “42.096%” and inserting Tenant’s Proportionate Share of “42.208%” in lieu thereof.

3. New Paragraph 72 is hereby inserted as follows:

72. Smoking Lounge.

A. Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, commencing on December 1, 1991 (the “Effective Date”) and ending on the Termination Date, certain space consisting of 607 square feet located on the ground floor of the Building, as outlined on Exhibit A attached hereto and made a part hereof (the “Smoking Lounge”). Except as specifically set forth in this Paragraph 72, all terms and conditions of this Lease shall apply to the Smoking Lounge as if the Smoking Lounge were part of the Leased Premises, and all references to the Leased Premises contained herein, shall, where applicable, be deemed to be references to the Leased Premises and the Smoking Lounge.

B. In addition to Base Rent, Tenant shall pay to Landlord as Additional Rent hereunder, rental for the Smoking Lounge (the “Smoking Lounge Rental”) in an amount equal to nine hundred sixty-one and 08/100 dollars ($961.08) per month (equivalent to an annual rate of $19.00 per square foot of such Smoking Lounge). The Smoking Lounge Rental shall be increased by an amount equal to two percent (2%) of the then Smoking Lounge Rental on each anniversary of the Effective Date during the Term and such increased Smoking Lounge Rental shall then be the Smoking Lounge Rental for the next succeeding year of the Term. In addition to the Smoking Lounge Rental set forth in this Paragraph 72B, Tenant shall pay as additional rent Tenant’s Proportionate Share of Taxes and Operating Costs with respect to the Smoking Lounge.

C. The Smoking Lounge shall be used by Tenant solely as a lounge in which smoking tobacco shall be permitted by Tenant’s agents, employees, patrons, customers and invitees and for no other purpose whatsoever. Tenant covenants and agrees to maintain the Smoking Lounge in a clean and orderly condition and Landlord and Tenant shall work together to establish requirements and a schedule for routine, thorough cleanings of the Smoking Lounge. In connection therewith, Landlord shall at all times retain pass keys to the Smoking Lounge for the purposes of performing the aforesaid cleaning services and shall make reasonable efforts, but shall have no obligation, to notify Tenant prior to Landlord’s entry into the Smoking Lounge.

D. Tenant agrees that it will repair promptly, at its own expense, any damage to the Smoking Lounge caused by bringing into the Smoking Lounge any property for Tenant’s use, or by the removal of such property, or by the negligence of Tenant or Tenant’s employees, and that it will surrender the Smoking Lounge at the expiration of the Term in as good condition as when received, reasonable wear and tear and damage by fire or other casualty excepted broom clean and free of all debris.

E. Landlord shall construct or cause to be constructed the Smoking Lounge on or prior to the Effective Date pursuant to plans and specifications and a final estimate of construction costs agreed to by both Landlord and Tenant. Tenant shall pay any and all costs incurred with respect to the preparation and approval of such plans and specifications as well as the construction of the Smoking Lounge, including but not limited to any contractor’s profit and overhead (collectively, “Construction Costs”); provided, however, that Tenant shall not pay the cost of any developer markups associated with such construction; and provided further, that Landlord shall credit against the Smoking Lounge Rental next due and owing hereunder any Construction Costs paid by Tenant as hereinafter provided. Within two (2) weeks after completion of the Smoking Lounge, Landlord shall submit invoices for the construction Costs to Tenant. Tenant shall pay the Construction Costs within twenty (20) days of receipt of such invoices from Landlord. Landlord estimates that the Construction Costs shall not exceed thirteen thousand five hundred forty-three dollars ($13,543.00) in the aggregate.

F. Notwithstanding anything contained herein to the contrary, Tenant expressly covenants and agrees that (i) the door to the Smoking Lounge shall be kept closed at all times, and (ii) Tenant shall use its best efforts to prohibit its agents, employees, patrons, customers and invitees from smoking and/or loitering in the halls outside the Smoking Lounge or in other common areas of the Building, near or around any Building exits or outside of the Building. If Tenant defaults with respect to any of the covenants contained in this Paragraph 72, Landlord shall give Tenant written notice of such default. Thereafter, in the event of a continued or an additional default with respect to any of the foregoing covenants, Landlord shall have the right to terminate the lease of the Smoking Lounge by giving Tenant written notice of its intent to so terminate no later than thirty (30) days prior to the effective date of such termination. In such an event of termination, Tenant shall have no additional liability under the Lease except that Tenant shall reimburse Landlord for the value of the abatement granted at the commencement of the term.

G. Landlord acknowledges and agrees that if any future tenant desires a similar smoking lounge in the Building, Landlord will use its reasonable efforts to impose substantially similar standards on such tenant as have been imposed on Tenant to promote proper ventilation and to limit interference with the operations or quiet enjoyment of the other tenants in the Building.

4. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.

LANDLORD:

ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership

By:	GREAT LAKES- CHICAGO OFFICE III, INC., a Texas corporation, its general partner

By:
		Its:	Agent

TENANT:

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:
	Its:	President

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) is made as of this                      day of                     , 1992, by and between ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership (“Landlord”), and ARTHUR J. GALLAGHER & CO., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991 and by that certain Second Amendment to Lease Agreement dated as of November 13, 1991 (as so amended, the “Lease”), whereby Landlord demised and leased to Tenant certain space (the “Leased Premises”) in the building known as Two Pierce Place, Itasca, Illinois (the “Building”), which space is more particularly described in the Lease. All capitalized terms not otherwise defined in this Third Amendment shall have the same meaning ascribed to such terms in the Lease;

WHEREAS, Tenant desires to construct and add to the Leased Premises a patio;

WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree to amend the Lease as follows:

1. The foregoing recitals are incorporated in this Third Amendment as fully set forth herein.

2. New Paragraph 73 is hereby inserted as follows:

73. Patio.

A. Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, commencing on the date hereof and ending on the Termination Date, certain space contiguous to the ground floor of the Building, as outlined on Exhibit A attached hereto and made a part hereof (the “Patio Space”). Except as specifically set forth in this Paragraph 73, all terms and conditions of this Lease shall apply to the Patio Space as if the Patio Space were part of the Leased Premises, and all references to the Leased Premises contained herein, shall, where applicable, be deemed to be references to the Leased Premises and the Patio Space.

B. Tenant shall, at its sole cost and expense, cause to be constructed and/or installed (i) a patio within the Patio Space (the “Patio”), and (ii) all of the other improvements and landscaping depicted or identified in the plans (the “Plans”) dated July 5, 1991 and attached hereto as Exhibit “A”, with the exception of Tenant’s logo which shall not be constructed (collectively, the “Improvements”). The Plans may not be further amended without the prior written consent of Landlord. Tenant shall cause the construction of the Improvements to commence promptly after the date hereof and to be prosecuted with due diligence until completion. All of the Improvements shall be sub-constructed by Concrete Structures, Inc. The landscaping required by the Plans shall be installed by a sub-contractor approved by Landlord in writing. The exterior lighting which is to be installed pursuant to the Plans shall be controlled through the Building’s automation system. Upon completion of the Improvements, any adjoining property or land, including but not limited to landscaping, which is disturbed, altered, damaged or destroyed in connection with the construction or installation of the Improvements shall be restored by Tenant, at its sole cost and expense, to the condition which existed immediately prior to the commencement of construction or installation of the Improvements, as reasonably determined by Landlord. The transplanting of any trees which is required in connection with the construction or installation of the Improvements shall be performed under the direct supervision of Landlord but at Tenant’s sole cost and expense. Upon completion of the Improvements, the existing irrigation system shall be restored by Tenant, at its sole cost and expense, to proper operating condition, as reasonably determined by Landlord. Tenant shall, at its sole cost and expense, cause a minimum of two taps off of the irrigation system to be installed for the purpose of permitting hand watering. Tenant shall, at its sole cost and expense and at all times during the term of the Lease, maintain the card reader to be installed at the Patio door pursuant to the Plans in proper operating condition and in compliance with Itasca Fire Department requirements. The installation of the card reader must include Building standard locking hardware that will be keyed to the Building master system. Tenant shall assure Landlord, in Landlord’s determination, that Landlord will have access to the Patio from the Patio door. The construction and installation of the Improvements and the other work required to be performed by Tenant pursuant to this Subparagraph B are collectively referred to herein as the “Work.”

C. Tenant shall, at its sole cost and expense, obtain all permits, licenses, authorizations and approvals of all governmental authorities necessary to construct, occupy and use the Improvements or to otherwise perform the Work. All of the Improvements and the performance of the Work shall, at Tenant’s sole cost and expense, comply with all applicable laws, statutes, ordinances, codes, rules and regulations and the local Board of Fire Underwriters (the “Laws”). Tenant shall cause the Work to be completed in a lien-free manner and shall immediately discharge of record (or bond over to the satisfaction of Landlord’s title insurance company) any liens which arise out of the performance of any portion of the Work. Tenant shall cause the Work to be performed in such a manner so as to minimize interference with the use and occupancy of the Building by Landlord or other tenants.

D. At all times prior to the completion of the Work, Tenant shall, at its sole cost and expense, maintain or cause to be maintained a policy of Builder’s Risk Insurance covering the Building. Such insurance policy shall (i) be in form and substance reasonably satisfactory to Landlord, (ii) name Landlord as an additional insured and (iii) provide that Landlord will receive 30 days’ written notice prior to the cancellation or material modification of such policy.

E. Tenant hereby indemnifies and holds Landlord harmless from and against any and all claims, liabilities, damages, losses, costs and expenses, including but not limited to attorney’s fees, asserted against or incurred by Landlord which arise out of or relate in any manner whatsoever to the Work except for any of the foregoing which are directly attributable to Landlord’s gross negligence or willful misconduct. Tenant shall pay all costs associated with or incurred in connection with the Work, including but not limited to all costs required to obtain the approval of Landlord, the holder of any mortgage encumbering the Building and Hamilton Lakes Property Owners’ Association to the construction and installation of the Improvements.

F. At or prior to the completion of the Work, Tenant shall deliver to Landlord a warranty, in form and substance reasonably satisfactory to Landlord, from Vistawall (or such other person or entity which furnishes the patio door shown on the Plans if Vistawall fails to furnish the same) that the patio door will be air and water tight. The warranty shall expressly provide that it runs in favor of Landlord.

G. Tenant shall, at its sole cost and expense, decorate the interior of the Patio Space with furniture, furnishings and trash receptacles, the design and appearance of which shall be approved by Landlord, which approval shall not be unreasonably withheld.

H. Tenant shall not be required to permit Landlord and other Building Tenants and their respective employees to have access to and to use the Patio Space on an individual basis for the purpose of eating breakfast and lunch and taking “coffee breaks”. However, to the extent Tenant elects not to permit such use, Tenant shall be solely responsible for enforcing such election and Landlord shall bear no responsibility for such enforcement, other than to encourage the compliance of its own employees with this restriction.

I. Tenant shall not permit any beer, wine or liquor to be served from or consumed upon the Patio Space unless (i) Tenant has obtained all licenses, permits and other governmental authorizations necessary to permit such service or consumption and has otherwise complied with all Laws relating to the service and consumption of beer, wine and liquor, and (ii) maintains dramshop insurance which (A) is in form and substance satisfactory to Landlord, (B) names Landlord as an additional insured, and (C) provides that Landlord shall receive 30 days’ written notice prior to the cancellation or material modification of such policy. In the event alcoholic beverages are made available or consumed within the Patio Space during any party, reception or similar function, the party sponsoring such party, reception or similar function shall be required to indemnify, defend, protect and hold Landlord or Tenant, or Landlord and Tenant, as the case may be, harmless from and against any and all claims, liabilities, damages, losses, costs and expenses, including but not limited to attorneys’ fees, asserted against or incurred by Landlord and Tenant or Landlord or Tenant, as the case may be, which arise out of or related in any manner whatsoever to the use of the Patio Space, including the consumption of alcoholic beverages thereon.

J. Notwithstanding anything to the contrary contained in the Lease, Landlord shall, at Tenant’s sole cost and expense, maintain the Patio and Patio Space and keep the same in good condition and repair. Such maintenance shall include (i) janitorial maintenance, which shall consist of trash removal twice a day, Monday through Friday, and general cleaning each evening, Monday through Friday, (ii) light bulb replacement and (iii) landscape maintenance. Tenant shall reimburse Landlord for all costs incurred by Landlord pursuant to this Paragraph J on a monthly basis in the same manner and at the same times as common area maintenance charges are paid by Tenant pursuant to the Lease.

4. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first set forth above.

LANDLORD:

ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership

By:	GREAT LAKES-CHICAGO OFFICE III, INC., a Texas corporation, its General Partner

By:
	Its:	Agent

TENANT:

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:
Its:	V.P.

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Fourth Amendment”) is made as of this          day of                     , 1992, by and between ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership (“Landlord”), and ARTHUR J. GALLAGHER & CO., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease Agreement dated as of November 13, 1991, and that certain Third Amendment to Lease Agreement dated as of                     , 1992 (as so amended, the “Lease”), whereby Landlord demised and leased to Tenant certain space in the building known as Two Pierce Place, Itasca, Illinois (the “Building”);

WHEREAS, Landlord desires to market the Building as “Two Pierce Place”;

WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree to amend the Lease as follows:

1. The foregoing recitals are incorporated in this Fourth Amendment as fully set forth herein.

2. Notwithstanding anything contained in the Lease, Landlord shall have the right to market the Building as “Two Pierce Place”, including identification as such in all of Landlord’s brochures, letterhead or other written materials issued by Landlord concering the Building, and shall not be required to market the Building as “Gallagher Centre”.

3. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first set forth above.

LANDLORD:

ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership

By:	GREAT LAKES-CHICAGO OFFICE III, INC., a Texas corporation, its General Partner

By:

Its:

TENANT:

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:

Its:	V.P.

2

FIFTH AMENDMENT TO LEASE AGREEMENT

THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this “Fifth Amendment”) made as of this 31st day of August, 1992, by and between ITASCA CENTER III LIMITED PARTNERSHIP, a Texas limited partnership (“Landlord”), and ARTHUR J. GALLAGHER & CO., a Delaware corporation (“Tenant”);

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of ______________, 1992, and that certain Fourth Amendment to Lease dated as of _____________, 1992 (as so amended, the “Lease”), whereby Landlord demised and leased to Tenant certain space in the building known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by Landlord and Tenant, Landlord and Tenant do hereby covenant and agree to amend the Lease as follows:

1. The foregoing recitals are incorporated into this Fifth Amendment as hereinabove fully set forth.

2. Effective on the later of August 1, 1992, or the date Tenant takes occupancy of the Additional Premises (as this term is hereinafter defined), Subparagraph 3B is hereby amended by (i) deleting the figure “205,627 square feet” and inserting the figure “208,646 square feet” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “42.208%” and inserting Tenant’s Proportionate Share of “42.841%” in lieu thereof.

3. New Paragraph 74 is hereby inserted as follows:

74. Additional Premises.

A. Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord, commencing upon the later of August 1, 1992, or the date Tenant takes occupancy of the Additional Premises (this date being hereinafter referred to as the “Additional Premises Commencement Date”), certain space consisting of 3019 square feet located on the seventh floor of the Building, as outlined in Exhibit A attached hereto and made a part hereof (the “Additional Premises”). Except as specifically set forth in this Paragraph 74, all terms and conditions of this Lease shall apply to the Additional Premises as if the Additional Premises were part of the Leased Premises and all references to the Leased Premises contained herein shall, where applicable, be deemed to be references to the Leased Premises and the Additional Premises.

B. Base Rent payable pursuant to this Lease with respect to the Additional Premises shall be as follows (subject to Paragraph C., below): (a) $3,836.65 per month from the Additional Premises Commencement Date (as hereinafter defined) through the expiration of the fifth year of the Term (equivalent to an annual rate of $15.25 per annum per rentable square foot of the Additional

Premises), XXX,088.23 per month for the second (5) years of the Term (equivalent to an annual rate of $16.25 per annum per rentable square foot of the Additional Premises), and (c) $4,717.19 per month for the third (5) years of the Term (equivalent to an annual rate of $18.75 per annum per rentable square foot of the Additional Premises). Base Rent for any partial calendar month during the Term shall be prorated.

C. Notwithstanding anything to the contrary contained in this Lease, Landlord will abate the Base Rent (and not that portion of the Additional Rent that is attributable to Operating Costs, Taxes, and CPI Adjustments), but only with respect to the portion thereof that is attributable to the Additional Premises, for a period of twelve (12) months from and after the Additional Premises Commencement Date. If, at any time during the three (3) year period beginning on the Additional Premises Commencement Date, Tenant suffers or permits an Event of Default to occur, which Event of Default results in Landlord exercising its right to terminate this Lease pursuant to Paragraph 19 hereof, then (i) the provisions of the immediately preceding sentence shall be deemed null and void as if they had never been set forth in this Lease and (ii) an amount equal to the total of the Rent Abatement theretofore allowed shall be added to, and constitute a part of, Landlord’s damages pursuant to Paragraph 19C of this Lease.

D. Landlord shall improve or shall cause the Additional Premises to be improved according to plans and specifications (the “Plans and Specifications”) and a final estimate of construction costs agreed to by both Landlord and Tenant. If the actual cost of improving the Additional Premises is less than $75,475.00 (the Buildout Allowance), then the difference between the actual cost of improving the Additional Premises and the Buildout Allowance may be utilized by Tenant to reimburse Tenant for those expenses incurred by Tenant in moving into and furnishing the Additional Premises or this difference may be used by Tenant as a credit against any Rent payable by Tenant under this Lease. If the actual cost of improving the Additional Premises at any time equals the Buildout Allowance or if at any time Landlord reasonably determines that the remaining Buildout Allowance is insufficient to complete the improvements to the Additional Premises in accordance with the Plans and Specifications, (a) Landlord may immediately cease any further improvements to the Additional Premises, if Tenant no longer has sufficient financial ability to directly pay for all costs of improving the Additional Premises in excess of the Buildout Allowance, and (b) in all other events, Landlord shall invoice Tenant for all excess amounts from time to time, but not more often than once each calendar month (these invoices to be accompanied by copies of customary supporting vouchers, bills, and other materials) and Tenant shall pay each invoice in full within 10 days after receipt.

E. In no event shall the Additional Premises be considered to be a portion of an Eligible Floor or be considered to be Expansion Space (as these terms are defined in Paragraph 37.A of this Lease) and in no event shall the terms and conditions of Paragraph 37.A be applicable to the Additional Premises. Landlord has no obligation to provide Tenant with an additional 3,019 rentable square feet on any other floor in the Building at the time that Tenant exercises its option for the 17,452 rentable square feet in the Building on the seventh floor pursuant to Paragraph 37.A hereof.

4. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above set forth.

LANDLORD:

Itasca Center III Limited Partnership, a Texas limited partnership

By:	Great Lakes-Chicago Office III, Inc., a Texas corporation, General Partner

By:
Its:

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
	Its:	Vice President

EXHIBIT A

SIXTH AMENDMENT TO LEASE AGREEMENT

This SIXTH AMENDMENT TO LEASE AGREEMENT (the “Amendment”) is made this _____________ day of October, 1994 by and between Itasca Center III Limited Partnership, a Texas limited partnership (the “Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (the “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, by that certain Second Amendment to Lease dated as of November 13, 1991, by that certain Third Amendment to Lease dated as of _______________, 1992, by that certain Fourth Amendment to Lease dated as of ______________, 1992, and by that certain Fifth Amendment to Lease Agreement dated as of August 31,1992 (as so amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant rented from Landlord certain space in the building commonly known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Lease.

2. Landlord and Tenant hereby agree that notwithstanding anything to the contrary in the Lease, including, without limitation, paragraph 37A of the Lease, Tenant hereby waives its Second Expansion Option solely as it relates to Tenant’s right to expand the Leased Premises into the 19th floor of the Building (the “19th Floor Second Option”). In consideration of waiving the 19th Floor Second Option, Landlord and Tenant hereby agree that the Third Expansion Option for the 19th floor (the “19th Floor Third Option”) is exercisable by delivering written notice to Landlord on or before December 1, 1998, in which event the Effective Date for the 19th Floor Third Option will be March 1, 2001. In no event shall Tenant’s waiver of the 19th Floor Second Option have any affect on the remaining Expansion Options under the Lease or on the Second Expansion Option or Third Expansion Option as they relate to any floors other than the 19th floor.

3. Except to the extent expressly set forth herein, the Lease shall remain in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to Lease Agreement as of the day and year first above written.

LANDLORD:

Itasca Center III Limited Partnership, a Texas limited partnership.

By:	Great Lakes-Chicago Office III, Inc., a Texas corporation, General Partner

By:

Its:

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation.

By:

Its:	V.P.

SEVENTH AMENDMENT TO LEASE AGREEMENT

THIS, SEVENTH AMENDMENT TO LEASE AGREEMENT (this “Seventh Amendment”) made as of this 10th day of February, 1999, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership, as successor to Itasca Center III Limited Partnership, a Texas limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware Corporation (“Tenant”);

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain lease agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, by that certain Second Amendment to Lease dated as of November 13, 1991, by that certain Third Amendment to Lease dated as of July 14, 1992, by that certain Fourth Amendment to Lease dated as of August 10, 1992, by that certain Fifth Amendment to Lease dated August 31, 1992, and by that certain Sixth Amendment to Lease dated October 5, 1994 (as so amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant rented from Landlord certain space in the building commonly known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly set forth in the Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

1.	Effective on February 1, 1999, Subparagraph 3B is hereby amended by (i) deleting the figure “208,646 square feet” and inserting the figure “225,927 square feet” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “42.841%” and inserting Tenant’s Proportionate Share of “46.389%” in lieu thereof.

2.	New Paragraph 75 is hereby inserted as follows:

75.	Additional Premises

A.	Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord, commencing on February 1, 1999 (this date being hereafter referred to as the “Additional Premises Commencement Date”), certain space consisting of 17,281 square feet located on the seventh floor of the Building, as outlined in Exhibit A attached hereto and made a part hereof (the “Additional Premises”). Except as specifically set forth in this Paragraph 75, all terms and conditions of this Lease shall apply to the Additional Premises as if the Additional Premises were part of the Leased Premises and all references to the Leased Premises contained herein shall, where applicable, be deemed to be references to the Leased Premises and the Additional Premises.

B.	Net Base Rent payable pursuant to this lease with respect to the Additional Premises shall be as follows (subject to Paragraph C., below): $27,721.60 per month from the Additional Premises Commencement Date (as hereinafter defined) through to the expiration date of February 28, 2006, except that the net base rent will escalate annually at the rate of 2 1/2%.

C.

Notwithstanding anything to the contrary contained in this Lease, in the event the Additional Premises are not ready for occupancy on February 1, 1999, then Tenant shall pay only taxes and operating expenses for said Additional Premises until March

1, 1999 or the date Tenant takes occupancy of the Additional Premises, whichever is earlier. Payment of base rent will commence no later than March 1,1999.

D.	Landlord agrees to reimburse Tenant an allowance (the “Tenant Improvement Allowance”) of $259,215.00 towards the cost of all Tenant Improvements (including all architectural and design costs) for the Additional Premises. Tenant shall provide Landlord with paid invoices for actual Tenant Improvement costs, together with lien waivers from the general contractor and all subcontractors for the work which is the subject of those invoices. Landlord will reimburse Tenant within thirty (30) days of receipt of invoices.

3.	Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and year first above set forth.

LANDLORD:

HGC/Two Pierce Limited Partnership an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited liability company, its sole General Partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Ronald C. Lunt, Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware Corporation

By:
Title:	V.P.

EXHIBIT A

TWO PIERCE PLACE RENTAL PLAN

URBAN DESIGN GROUP, INC.

LEVEL 7 FLOOR PLAN

Architecture/Planning/Design

30
00
60
90
H
G
F
E
D
C
B
A
1
2
3
4
5
6
7
8

TWO PIERCE PLACE
SUITE 700
ITASCA, IL

Atlanta/Chicago/Denver/Tulsa

Landlord: ____________

Tenant: ____________

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS, EIGHTH AMENDMENT TO LEASE AGREEMENT (this “Eighth Amendment”) made as of the 26th day of July, 2001, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership, as successor to Itasca Center III Limited Partnership, a Texas limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware Corporation (“Tenant”);

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain lease agreement dated as of July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, by that certain Second Amendment to Lease dated as of November 13, 1991, by that certain Third Amendment to Lease dated as of July 14,1992, by that certain Fourth Amendment to Lease dated as of August 10, 1992, by that certain Fifth Amendment to Lease dated August 31, 1992, by that certain Sixth Amendment to Lease dated October 5,1994, and by that certain Seventh Amendment to Lease dated February 10,1999 (as so amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant rented from Landlord certain space in the building commonly known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

1.	Effective May 1, 2001, Subparagraph 3B is hereby amended by (i) deleting the figure “225,927 square feet” and inserting the figure “229,683 square feet” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “46.389%” and inserting Tenant’s Proportionate Share of “47.100%” in lieu thereof.

2.	New Paragraph 75 is hereby inserted as follows:

75.	Additional Premises

A.	Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord, commencing on May 1, 2001 (this date being hereafter referred to as the “Additional Premises Commencement Date”), certain space consisting of 3,756 rentable square feet on the nineteenth (19th) floor of the Building, as outlined in Exhibit A attached hereto and made a part hereof (the “Additional Premises”). Except as specifically set forth in this Paragraph 75, all terms and conditions of this Lease shall apply to the Additional Premises as if the Additional Premises were part of the Leased Premises and all references to the Leased Premises contained herein shall, where applicable, be deemed to be references to the Leased Premises and the Additional Premises.

B.	Net Base Rent payable pursuant to this lease with respect to the Additional Premises shall be as follows: (subject to Paragraph C, below): $8,261.83 per month from the Additional Premises Commencement Date (as hereinafter defined) through to the expiration date of February 28, 2006, except that the net base rent will escalate annually at the rate of 3%.

C.	Notwithstanding anything to the contrary contained in this Lease, in the event the Additional Premises are not ready for occupancy on May 1, 2001, then Tenant shall pay only taxes and operating expenses for said Additional Premises until June 1, 2001 or the date Tenant takes occupancy of the Additional Premises, whichever is earlier. Payment of base rent will commence no later than June 1, 2001.

D.	Landlord agrees to reimburse Tenant an allowance (the “Tenant Improvement Allowance”) of $52,180.00 towards the cost of all Tenant Improvements (including all architectural and design costs) for the Additional Premises. Tenant shall provide Landlord with paid invoices for actual Tenant Improvement costs, together with lien waivers from the general contractor and all subcontractors for the work which is the subject of those invoices. Landlord will reimburse Tenant within thirty (30) days of receipt of invoices.

3. Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the day and year first set forth above.

LANDLORD:

HGC/Two Pierce Limited Partnership an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited liability company, it sole General Partner

By:	H.P. - Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Ronald C. Lunt, Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware Corporation

By:

Title:	V.P.

EXHIBIT A

LEVEL 19

TWO PIERCE PLACE Itasca, IL

HAMILTON PARTNERS

NINTH AMENDMENT TO LEASE AGREEMENT

THIS, NINTH AMENDMENT TO LEASE AGREEMENT (this “Ninth Amendment”) made as of this 13th day of Nov. 2002, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership, as successor to Itasca Center III Limited Partnership, a Texas limited partnership (Landlord) and Arthur J. Gallagher & Co., a Delaware Corporation (“Tenant”)

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain lease agreement (“Original Lease”) dated July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, by that certain Second Amendment to Lease dated as of November 13, 1991, by that certain Third Amendment to Lease dated as of July 14, 1992, by that certain Fourth Amendment to Lease dated as of August 10, 1992, by that certain Fifth Amendment to Lease dated August 31, 1992, by that certain Sixth Amendment to Lease dated October 5, 1994, by that certain Seventh Amendment to Lease dated February 10, 1999, and by that certain Eighth Amendment to Lease dated July 16, 2001 (as so amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant rented from Landlord certain space in the building commonly known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant now desire to amend the Lease as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows

1.	Effective November 1, 2002, Subparagraph 3B is hereby amended by (i) deleting the figure “229,683 square feet” and inserting the figure “237,945” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “47.100%” and inserting Tenant’s Proportionate Share of “48.857%” in lieu thereof.

2.	New Paragraph 75 is hereby inserted as follows:

75.	Additional Premises

A.	Landlord hereby demises and leases to Tenant and Tenant hereby accepts and leases from Landlord, commencing on November 1, 2002 (this date being hereafter referred to as the “Additional Premises Commencement Date”), certain space consisting of 8,262 rentable square feet on the eighteenth (18th) floor of the Building, as shown in Exhibit A attached hereto and made a part hereof (the “Additional Premises”). Except as specifically set forth in this Paragraph 75, all terms and conditions of this Lease shall apply to the Additional Premises as if the Additional Premises were part of the Leased Premises and all references to the Leased Premises contained herein shall, where applicable, be deemed to be references to the Leased Premises and the Additional Premises.

B.	Net Base Rent payable pursuant to this Lease with respect to the Additional Premises shall be as follows: $12,393.00 per month from the Additional Premises Commencement Date (as hereinafter defined) through to the expiration date of February 28, 2006, except that the net base rent shall escalate annually at the rate of 3%.

C.	Landlord agrees to reimburse Tenant an allowance (the “Tenant Improvement Allowance”) of $103,275.00 towards the cost of all Tenant Improvements (including all architectural and design costs) for the Additional Premises. Tenant shall provide Landlord with paid invoices for the actual Tenant Improvement costs, together with lien waivers from the general contractor and all subcontractors for the work relating to those invoices. Landlord shall reimburse Tenant within thirty (30) days of receipt of invoices.

3.	Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Ninth Amendment to Lease Agreement as of the date and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership An Illinois limited partnership

By:	HG/Two Pierce, L.L.C. an Illinois limited liability company, its sole General Partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Ronald C. Lunt, Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:

Title:	Vice President

2

EXHIBIT A

3

TENTH AMENDMENT TO LEASE AGREEMENT

THIS, TENTH AMENDMENT TO LEASE AGREEMENT (this “Tenth Amendment”) made as of this 5th day of April, 2004, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership, as successor to Itasca Center III Limited Partnership, a Texas limited partnership (Landlord) and Arthur J. Gallagher & Co., a Delaware Corporation (“Tenant”)

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain lease agreement (“Original Lease”) dated July 26, 1989, as amended by that certain First Amendment to Lease dated as of May 20, 1991, by that certain Second Amendment to Lease dated as of November 13, 1991, by that certain Third Amendment to Lease dated as of July 14, 1992, by that certain Fourth Amendment to Lease dated as of August 10, 1992, by that certain Fifth Amendment to Lease dated August 31, 1992, by that certain Sixth Amendment to Lease dated October 5, 1994, by that certain Seventh Amendment to Lease dated February 10, 1999, by that certain Eighth Amendment to Lease dated July 16, 2001, and by that certain Ninth Amendment to Lease dated November 13, 2002 (as so amended, the “Lease”), pursuant to which Landlord leased to Tenant and Tenant rented from Landlord certain space in the building commonly known as Two Pierce Place, Itasca, Illinois (the “Building”); and

WHEREAS, Landlord and Tenant now desire to amend the Lease as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows

1.	Effective August 1, 2004, Subparagraph 3B is hereby amended by (i) deleting the figure “237,945” square feet and inserting the figure “240,725” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “48.857%” and inserting Tenant’s Proportionate Share of “49.500%” in lieu thereof.

2.	New Paragraph 75 is hereby inserted as follows:

75.	Additional Premises

A.	Landlord hereby leases to Tenant and Tenant hereby accepts and leases from Landlord, commencing on August 1, 2004 (this date being hereafter referred to as the “Additional Premises Commencement Date”), certain space consisting of 2,780 rentable square feet on the eighteenth (18th) floor of the Building, as shown in Exhibit A attached hereto and made a part hereof (the “Additional Premises”). Except as specifically set forth in this Paragraph 75, all terms and conditions of this Lease shall apply to the Additional Premises as if the Additional Premises were part of the Leased Premises and all references to the Leased Premises contained herein shall, where applicable, be deemed to be references to the Leased Premises and the Additional Premises.

B.	Net Base Rent payable pursuant to this Lease with respect to the Additional Premises shall be as follows: $3,706.67 per month from the Additional Premises Commencement Date (as hereinafter defined) through to the expiration date of February 28, 2006, except that the net base rent shall escalate annually at the rate of 3%.

C.	Tenant shall lease the Additional Premises “as is”.

3.	Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Tenth Amendment to Lease Agreement as of the date and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership An Illinois limited partnership

By:	HG/Two Pierce, L.L.C. an Illinois limited liability company, its sole General Partner

By:	H.P. – Itasca Two Pierce, L.L.C, an Illinois limited liability company, its Managing Member

By:
Ronald C. Lunt, Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Title:	Chief Financial Officer

2

EXHIBIT A

3

ELEVENTH AMENDMENT TO LEASE

THIS ELEVENTH AMENDMENT TO LEASE is made as of this 10th day of February, 2005, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord’s predecessor in interest and Tenant entered into a written lease dated July 26, 1989 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of July 14, 1992, that certain Fourth Amendment to Lease dated as of August 10, 1992, that certain Fifth Amendment to Lease dated as of August 31, 1992, that certain Sixth Amendment to Lease dated as of October 5, 1994, that certain Seventh Amendment to Lease dated as of February 10, 1999, that certain Eighth Amendment to Lease dated as of July 16, 2001, that certain Ninth Amendment to Lease dated as of November 13, 2002, and that certain Tenth Amendment to Lease dated as of April 5, 2004 (collectively, the “Amended Lease”) for approximately 240,725 rentable square feet (the “Premises”) and 631 square feet of storage space (the “Storage Space”), at Two Pierce Place, Itasca, Illinois; and

WHEREAS, Tenant has exercised its option to extend the Term of the Amended Lease pursuant to Paragraph 41 of the Original Lease.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Term. The Term of the Amended Lease shall be extended from the current Termination Date of February 28, 2006, until February 28, 2011 (the “Extension Term”).

2. Base Rent. Tenant shall pay as Monthly Base Rent for the Premises for the Extension Term the following amounts:

Period	Monthly Base Rent
3/1/06 – 1/31/07	$240,725.00
2/1/07 – 2/28/07	$0.00
3/1/07 – 1/31/08	$245,539.50
2/1/08 – 2/29/08	$0.00
3/1/08 – 1/31/09	$250,450.29
2/1/09 – 2/28/09	$0.00
3/1/09 – 1/31/10	$255,459.30
2/1/10 – 2/28/10	$0.00
3/1/10 – 1/31/11	$260,568.48
2/1/11 – 2/28/11	$0.00

1

3. Storage Space Rental. Tenant shall pay as Monthly Storage Space Rental for the Storage Space for the Extension Term the following amounts:

Period	Monthly Base Rent
3/1/06 – 2/28/07	$525.83
3/1/07 – 2/29/08	$541.61
3/1/08 – 2/28/09	$557.86
3/1/09 – 2/28/10	$574.59
3/1/10 – 2/28/11	$591.83

4. Improvements. Landlord shall have no obligation to alter or improve the Premises or the Storage Space and Tenant agrees to accept the Premises and the Storage Space in their then “AS IS” condition. Tenant hereby waives any right to require Landlord to paint the Premises during the Extension Term pursuant to Paragraph 49 of the Original Lease (Refurbishment of Leased Premises).

5. Superceded Provision.

A. Paragraph 4 of the Original Lease (CPI Adjustment) shall not apply to the Extension Term. Therefore, with respect to periods during the Term after March 1, 2007, Tenant shall not pay increases in Base Rent based upon increases in the Consumer Price Index.

B. Paragraph 37 of the Original Lease (Expansion Options) is hereby deleted and shall have no further force or effect.

6. Broker’s Commission. Tenant represents that Tenant has not directly dealt with any broker in connection with this Eleventh Amendment and agrees to indemnify and hold Landlord and the managing agent and leasing agent harmless from all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorney’s fees) arising from any claims or demands of any broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating on behalf of Tenant in the negotiation of this Eleventh Amendment or in exhibiting the Premises.

7. Terms of Amended Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Lease.

8. Incorporation of Amended Lease. Except as otherwise amended hereby, the terms and covenants of the Amended Lease remain in full force and effect.

2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Eleventh Amendment as of the day and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership, an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited liability company, its sole general partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Its:	Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Its:	CFO

3

TWELFTH AMENDMENT TO LEASE

THIS TWELFTH AMENDMENT TO LEASE is made as of this 10th day of February, 2005, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord’s predecessor in interest and Tenant entered into a written lease dated July 26, 1989 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of July 14, 1992, that certain Fourth Amendment to Lease dated as of August 10, 1992, that certain Fifth Amendment to Lease dated as of August 31, 1992, that certain Sixth Amendment to Lease dated as of October 5, 1994, that certain Seventh Amendment to Lease dated as of February 10, 1999, that certain Eighth Amendment to Lease dated as of July 16, 2001, that certain Ninth Amendment to Lease dated as of November 13, 2002, that certain Tenth Amendment to Lease dated as of April 5, 2004, and that certain Eleventh Amendment to Lease dated as of (collectively, the “Amended Lease”) for approximately 240,725 rentable square feet (the “Current Premises”) and 631 square feet of storage space, at Two Pierce Place, Itasca, Illinois; and

WHEREAS, Landlord and Tenant have agreed to expand the Current Premises, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Additional Premises. Landlord and Tenant have agreed that in addition to the Current Premises, beginning as of July 15, 2005 (the “2nd Floor Additional Premises Commencement Date”), Tenant will lease Suite 200 containing approximately 3,809 rentable square feet on the 2nd floor (the “2nd Floor Additional Premises”) as shown on Exhibit B attached hereto and incorporated herein. Further, Landlord and Tenant have agreed that in addition to the Current Premise sand the 2nd Floor Additional Premises, beginning as of September 1, 2005 (the “14th Floor Additional Premises Commencement Date”), Tenant will lease Suite 1400 containing approximately 19,998 rentable square feet on the 14th floor (the “14th Floor Additional Premises”) as shown on Exhibit A attached hereto and incorporated herein Therefore, as of each Additional Premises Commencement Date, and with respect to periods thereafter during the Term, the term “Leased Premises” shall mean such Additional Premises as well as the Current Premises, unless the context requires otherwise.

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2. Base Rent. Tenant shall pay as Monthly Base Rent for the 14th Floor Additional Premises and for the 2nd Floor Additional Premises for the Term the following amounts:

Period	Monthly Base Rent
7/15/05 – 7/31/05	$2,088.81
8/1/05 – 8/31/05	$3,809.00
9/1/05 – 1/31/07	$23,807.00
2/1/07 – 2/28/07	$0.00
3/1/07 – 1/31/08	$24,283.14
2/1/08 – 2/29/08	$0.00
3/1/08 – 1/31/09	$24,768.80
2/1/09 – 2/28/09	$0.00
3/1/09 – 1/31/10	$25,264.18
2/1/10 – 2/28/10	$0.00
3/1/10 – 1/31/11	$25,769.46
2/1/11 – 2/28/11	$0.00

3. Tenant’s Proportionate Share. Effective as of July 15, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “240,725” and inserting the figure “244,534” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “49.500%” and inserting Tenant’s Proportionate Share of “50.297%” in lieu thereof. Effective as of September 1, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “244,534” and inserting the figure “264,532” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “53.612%” and inserting Tenant’s Proportionate Share of “54.410%” in lieu thereof.

4. Improvements. Landlord shall have no obligation to alter or improve either the 14th Floor Additional Premises or the 2nd Floor Additional Premises and Tenant agrees to accept such Additional Premises in their then “AS IS” condition.

5. Expansion of Premises. Tenant shall lease the first available full floor in the Building containing approximately 19,998 rentable square feet of space (the “Expansion Space”) effective as the Expansion Commencement Date. The Expansion Space shall automatically be included in the Premises effective as of the Expansion Commencement Date and all of the covenants, conditions and provisions of the Amended Lease (as further amended hereby) shall thereupon be applicable to the Expansion Space, except that (x) the Annual and Monthly Base Rent for each period during the Term shall be increased proportionately based upon the Annual and Monthly Base Rent for each period for the Current Premises (except that in the months that no Base Rent is due and payable with respect to the Current Premises, Base Rent shall be due and payable with respect to the Expansion Space at the rate per square foot for the previous month), (y) Tenant’s proportionate share shall increase accordingly, and (z) the renewal option set forth in Paragraph 41 of the Original Lease shall apply to the Expansion Space except that the Base Rent for the Expansion Space during such renewal term shall be determined in accordance with Paragraph 38 of the Original Lease as modified by Paragraph 6 hereof. The Expansion Space shall be leased on an “AS IS” basis, except that Landlord will provide Tenant a construction allowance determined by multiplying $25 per rentable square foot in the Expansion Space by a fraction which has as its numerator the number of days then (i.e., as of the Expansion Commencement Date) remaining in the Term after March 1, 2006 and until February 28, 2011, and which has as its denominator the total number of days from March 1, 2006 until February

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28, 2011. The construction allowance shall be paid one half upon completion of the improvements (and receipt of final lien waivers and other applicable evidence of completion of the work in accordance with applicable laws and approved plans, if applicable), one quarter on March 1, 2009, and the balance on March 1, 2010. As used herein, the term “Expansion Commencement Date” shall mean the date set forth in a notice to Tenant as the date that a full floor in the Building will be available for lease (which date may not be less than sixty (60) days after the date of Landlord’s notice). If Landlord fails to give possession of the Expansion Space on the Expansion Commencement Date for any reason outside of the reasonable control of Landlord, including the holdover of an existing tenant, Landlord shall not be subject to any liability whatsoever for such failure. Under such circumstances, neither the term with respect to the Expansion Space nor Tenant’s obligation to pay rent with respect to such space shall commence until the date Landlord is able to deliver possession of such space. Tenant acknowledges that it has no further options to expand the Current Premises except as set forth in this paragraph. (However, nothing contained in this paragraph shall affect any rights Tenant may have pursuant to Paragraph 39 of the Original Lease.)

6. Expansion Space Renewal Rent Rate. For purposes of the Expansion Space taken by Tenant as contained herein and any future expansion space taken by Tenant under the Original Lease and its amendments, the following shall apply:

(a) The Expansion Space (and any additional expansion space) renewal rent rate shall be 100% of the Prevailing Market Rate as determined in accordance with Paragraph 38A of the Original Lease as modified by this Paragraph 6.

(b) Once Tenant has delivered a Renewal Notice with respect to the Expansion Space (or any additional expansion space), it is obligated to lease the Expansion Space (and any additional expansion space) at the Prevailing Market Rate as determined in accordance with Paragraph 38 of the Original Lease as modified by this Paragraph 6 (i.e., Tenant may not deliver a Withdrawal Notice with respect to the Expansion Space or any additional expansion space).

(c) Paragraph 38B shall not apply to the Expansion Space (and any additional expansion space) and in lieu thereof “Prevailing Market Rate” shall mean: the annual rental rate per square foot of rentable area which a tenant would agree to pay, and a landlord would agree to accept, as of the date in question, for the term in question, for the space in question in its then existing condition, assuming reasonably prudent persons, each being fully knowledgeable in all the facts, and each being willing to deal but neither being under the compulsion to deal, and assuming an amendment containing all of the terms, covenants and conditions of a subsequent amendment by the parties memorializing such agreement. Such Prevailing Market Rate shall be based on prevailing rental rates being charged to tenants in comparable buildings in the Development, including the Building, and, if and only if there are no comparable leases in the Development, then in the western and northwestern suburbs of Chicago. The Prevailing Market Rate shall be determined giving due consideration to whether or not tenant concessions, i.e., improvement allowances or costs, moving allowances, free or abated rent, leasing commissions or other lease concessions (collectively, the “Tenant Concessions”) are then customarily being offered in connection with renewal leases in connection with the

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renewal of existing leases, it being the intention that Landlord shall provide Tenant Concessions which are consistent with and determined contemporaneously with the determination of the Prevailing Market Rate.

7. Broker’s Commission. Tenant represents that Tenant has not directly dealt with any broker in connection with this Twelfth Amendment and agrees to indemnify and hold Landlord and the managing agent and leasing agent harmless from all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorney’s fees) arising from any claims or demands of any broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating on behalf of Tenant in the negotiation of this Twelfth Amendment or in exhibiting the 14th Floor Additional Premises, the 2nd Floor Additional Premises or the Expansion Space.

8. Terms of Amended Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Lease.

9. Incorporation of Amended Lease. Except as otherwise amended hereby, the terms and covenants of the Amended Lease remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Twelfth Amendment as of the day and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership, an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited liability company, its sole general partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Its:	Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Its:	CFO

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THIRTEENTH AMENDMENT TO LEASE

THIS THIRTEENTH AMENDMENT TO LEASE is made as of this 28th day of March, 2005, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord’s predecessor in interest and Tenant entered into a written lease dated July 26, 1989 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of July 14, 1992, that certain Fourth Amendment to Lease dated as of August 10, 1992, that certain Fifth Amendment to Lease dated as of August 31, 1992, that certain Sixth Amendment to Lease dated as of October 5, 1994, that certain Seventh Amendment to Lease dated as of February 10, 1999, that certain Eighth Amendment to Lease dated as of July 16, 2001, that certain Ninth Amendment to Lease dated as of November 13, 2002, that certain Tenth Amendment to Lease dated as of April 5, 2004, that certain Eleventh Amendment to Lease dated as of February 10, 2005, and that certain Twelfth Amendment dated as of February 10, 2005 (collectively, the “Amended Lease”) for approximately 264,531 rentable square feet (the “Current Premises”) and 631 square feet of storage space, at Two Pierce Place, Itasca, Illinois; and

WHEREAS, Landlord and Tenant have agreed to expand the Current Premises, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Additional Premises. Landlord and Tenant have agreed that in addition to the Current Premises, beginning as of April 1, 2005 (the “18th Floor Additional Premises Commencement Date”), Tenant will lease Suite 1800 containing approximately 1,290 rentable square feet on the 18th floor (the “18th Floor Additional Premises”) as shown on Exhibit A attached hereto and incorporated herein. Therefore, as of the 18th Floor Additional Premises Commencement Date, and with respect to periods thereafter during the Term, the term “Leased Premises” shall mean the 18th Floor Additional Premises as well as the Current Premises, unless the context requires otherwise.

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2. Base Rent. Tenant shall pay as Monthly Base Rent for the 18th Floor Additional Premises for the Term the following amounts:

Period	Monthly Base Rent
4/1/05 – 2/28/06	$1,505.00
3/1/06 – 2/28/07	$1,535.10
3/1/07 – 2/29/08	$1,565.80
3/1/08 – 2/28/09	$1,597.12
3/1/09 – 2/28/10	$1,629.06
3/1/10 – 2/28/11	$1,661.64

3. Tenant’s Proportionate Share. Effective as of April 1, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “240,725” and inserting the figure “242,015” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “49.500%” and inserting Tenant’s Proportionate Share of “49.779%” in lieu thereof. Effective as of July 15, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “242,015” and inserting the figure “245,824” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “49.779%” and inserting Tenant’s Proportionate Share of “50.562%” in lieu thereof. Effective as of September 1, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “245,824” and inserting the figure “265,822” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “50.562%” and inserting Tenant’s Proportionate Share of “54.675%” in lieu thereof.

4. Improvements. Landlord shall have no obligation to alter or improve the 18th Floor Additional Premises and Tenant agrees to accept the 18th Additional Premises in their then “AS IS” condition.

5. Expansion Space Renewal Rent Rate. The 18th Floor Additional Premises shall be deemed “additional expansion space” and the provisions of Paragraph 6 of the Twelfth Amendment shall apply to the 18th Floor Additional Premises.

6. Broker’s Commission. Tenant represents that Tenant has not directly dealt with any broker in connection with this Twelfth Amendment other than H.P. – Itasca Two Pierce, L.L.C. and agrees to indemnify and hold Landlord and the managing agent and leasing agent harmless from all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorney’s fees) arising from any claims or demands of any other broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating on behalf of Tenant in the negotiation of this Thirteenth Amendment or in exhibiting the 18th Floor Additional Premises. Landlord shall pay the commission due H.P. – Itasca Two Pierce, L.L.C.

7. Terms of Amended Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Lease.

8. Incorporation of Amended Lease. Except as otherwise amended hereby, the terms and covenants of the Amended Lease remain in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Thirteenth Amendment as of the day and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership, an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited
liability company, its sole general partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois
limited liability company, its Managing Member

By:
Its:	Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Its:	CFO

3

EXHIBIT A

18TH FLOOR ADDITIONAL PREMISES

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FOURTEENTH AMENDMENT TO LEASE

THIS FOURTEENTH AMENDMENT TO LEASE is made as of this 31st day of October 2005, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord’s predecessor in interest and Tenant entered into a written lease dated July 26, 1989 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of July 14, 1992, that certain Fourth Amendment to Lease dated as of August 10, 1992, that certain Fifth Amendment to Lease dated as of August 31, 1992, that certain Sixth Amendment to Lease dated as of October 5, 1994, that certain Seventh Amendment to Lease dated as of February 10, 1999, that certain Eighth Amendment to Lease dated as of July 16, 2001, that certain Ninth Amendment to Lease dated as of November 13, 2002, that certain Tenth Amendment to Lease dated as of April 5, 2004, that certain Eleventh Amendment to Lease dated as of February 10, 2005, that certain Twelfth Amendment dated as of February 10, 2005, and that certain Thirteenth Amendment dated as of February 10, 2005 (collectively, the “Amended Lease”) for approximately 265,822 rentable square feet (the “Current Premises”) and 631 square feet of storage space, at Two Pierce Place, Itasca, Illinois; and

WHEREAS, Landlord and Tenant have agreed to expand the Current Premises, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Additional Premises. Pursuant to Paragraph 5 of the Twelfth Amendment, Tenant is required to lease the first full floor becoming available in the Building. In accordance with Paragraph 5 of the Twelfth Amendment, Landlord and Tenant have agreed that in addition to the Current Premises, beginning as of November 1, 2005 (the “16th Floor Additional Premises Commencement Date”), Tenant will lease Suite 1600 containing approximately 20,439 rentable square feet on the 16th floor (the “16th Floor Additional Premises”) as shown on Exhibit A attached hereto and incorporated herein. Therefore, as of the 16th Floor Additional Premises Commencement Date, and with respect to periods thereafter during the Term, the term “Leased Premises” shall mean the 16th Floor Additional Premises as well as the Current Premises, unless the context requires otherwise.

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2. Base Rent. Tenant shall pay as Monthly Base Rent for the 16th Floor Additional Premises for the Term the following amounts:

Period	Monthly Base Rent
11/1/05 – 2/28/07	$20,439.00
3/1/07 – 2/29/08	$20,847.78
3/1/08 – 2/28/09	$21,264.74
3/1/09 – 2/28/10	$21,690.04
3/1/10 – 2/28/11	$22,123.86

3. Tenant’s Proportionate Share. Effective as of November 1, 2005, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “242,015” and inserting the figure “286,261” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “49.779%” and inserting Tenant’s Proportionate Share of “58.879%” in lieu thereof.

4. Improvements. Landlord shall have no obligation to alter or improve the 16th Floor Additional Premises and Tenant agrees to accept the 16th Floor Additional Premises in their then “AS IS” condition, except that Landlord will provide Tenant a construction allowance of $25.00 per rentable square foot in the 16th Floor Additional Premises. The construction allowance shall be paid one half upon completion of the improvements (and receipt of final lien waivers and other applicable evidence of completion of the work in accordance with applicable laws and approved plans, if applicable), one quarter on March 1, 2009, and the balance on March 1, 2010.

5. Expansion Space Renewal Rent Rate. The 16th Floor Additional Premises shall be deemed “additional expansion space” and the provisions of Paragraph 6 of the Twelfth Amendment shall apply to the 16th Floor Additional Premises.

6. Broker’s Commission. Tenant represents that Tenant has not directly dealt with any broker in connection with this Fourteenth Amendment other than H.P. – Itasca Two Pierce, L.L.C. and agrees to indemnify and hold Landlord and the managing agent and leasing agent harmless from all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorney’s fees) arising from any claims or demands of any other broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating on behalf of Tenant in the negotiation of this Fourteenth Amendment or in exhibiting the 16th Floor Additional Premises. No commission shall be due to H.P. – Itasca Two Pierce, L.L.C.

7. Terms of Amended Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Lease.

8. Incorporation of Amended Lease. Except as otherwise amended hereby, the terms and covenants of the Amended Lease remain in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourteenth Amendment as of the day and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership, an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited
liability company, its sole general partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois
limited liability company, its Managing Member

By:
Its:	Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Its:	CFO
Douglas K. Howell

3

EXHIBIT A

16TH FLOOR ADDITIONAL PREMISES

4

FIFTEENTH AMENDMENT TO LEASE

THIS FIFTEENTH AMENDMENT TO LEASE is made as of this 31st day of October, 2005, by and between HGC/Two Pierce Limited Partnership, an Illinois limited partnership (“Landlord”) and Arthur J. Gallagher & Co., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord’s predecessor in interest and Tenant entered into a written lease dated July 26, 1989 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of May 20, 1991, that certain Second Amendment to Lease dated as of November 13, 1991, that certain Third Amendment to Lease dated as of July 14, 1992, that certain Fourth Amendment to Lease dated as of August 10, 1992, that certain Fifth Amendment to Lease dated as of August 31, 1992, that certain Sixth Amendment to Lease dated as of October 5, 1994, that certain Seventh Amendment to Lease dated as of February 10, 1999, that certain Eighth Amendment to Lease dated as of July 16, 2001, that certain Ninth Amendment to Lease dated as of November 13, 2002, that certain Tenth Amendment to Lease dated as of April 5, 2004, that certain Eleventh Amendment to Lease dated as of February 10, 2005, that certain Twelfth Amendment dated as of February 10, 2005, that certain Thirteenth Amendment dated as of February 10, 2005, and that certain Fourteenth Amendment dated as of October 31, 2005 (collectively, the “Amended Lease”) for approximately 286,261 rentable square feet (the “Current Premises”) and 631 square feet of storage space, at Two Pierce Place, Itasca, Illinois; and

WHEREAS, Landlord and Tenant have agreed to expand the Current Premises, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Additional Premises. Landlord and Tenant have agreed that in addition to the Current Premises, beginning as of January 1, 2007 (the “8th Floor Additional Premises Commencement Date”), Tenant will lease Suite 800 containing approximately 19,998 rentable square feet on the 8th floor (the “8th Floor Additional Premises”) as shown on Exhibit A attached hereto and incorporated herein. Therefore, as of the 8th Floor Additional Premises Commencement Date, and with respect to periods thereafter during the Term, the term “Leased Premises” shall mean the 8th Floor Additional Premises as well as the Current Premises, unless the context requires otherwise.

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2. Base Rent. Tenant shall pay as Monthly Base Rent for the 8th Floor Additional Premises for the Term the following amounts:

Period	Monthly Base Rent
1/1/07 – 2/29/08	$23,331
3/1/08 – 2/28/09	$24,031
3/1/09 – 2/28/10	$24,752
3/1/10 – 2/28/11	$25,494

3. Tenant’s Proportionate Share. Effective as of January 1, 2007, Subparagraph 3B of the Original Lease is hereby amended by (i) deleting the figure “286,261” and inserting the figure “306,259” in lieu thereof, and (ii) deleting Tenant’s Proportionate Share of “58.879%” and inserting Tenant’s Proportionate Share of “62.833%” in lieu thereof.

4. Improvements. Landlord shall have no obligation to alter or improve the 8th Floor Additional Premises and Tenant agrees to accept the 8th Floor Additional Premises in their then “AS IS” condition.

5. Expansion Space Renewal Rent Rate. The 8th Floor Additional Premises shall be deemed “additional expansion space” and the provisions of Paragraph 6 of the Twelfth Amendment shall apply to the 8th Floor Additional Premises.

6. Broker’s Commission. Tenant represents that Tenant has not directly dealt with any broker in connection with this Fifteenth Amendment other than H.P. – Itasca Two Pierce, L.L.C. and agrees to indemnify and hold Landlord and the managing agent and leasing agent harmless from all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorney’s fees) arising from any claims or demands of any other broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating on behalf of Tenant in the negotiation of this Fifteenth Amendment or in exhibiting the 8th Floor Additional Premises. Landlord shall pay the commission due H.P. – Itasca Two Pierce, L.L.C.

7. Terms of Amended Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Lease.

8. Incorporation of Amended Lease. Except as otherwise amended hereby, the terms and covenants of the Amended Lease remain in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifteenth Amendment as of the day and year first above written.

LANDLORD:

HGC/Two Pierce Limited Partnership, an Illinois limited partnership

By:	HG/Two Pierce, L.L.C., an Illinois limited liability company, its sole general partner

By:	H.P. – Itasca Two Pierce, L.L.C., an Illinois limited liability company, its Managing Member

By:
Its:	Managing Member

TENANT:

Arthur J. Gallagher & Co., a Delaware corporation

By:
Its:	CFO
Douglas K. Howell

3

EXHIBIT A

8TH FLOOR ADDITIONAL PREMISES

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